UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08203

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

Diversified Small-Cap Growth Fund	December 31, 2012

The views and opinions in this report were current as of December 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Small-cap growth stocks produced good returns in the second half of 2012, capping a strong year, as corporate earnings remained strong—although year-over-year earnings growth has been slowing—and balance sheets were flush with cash. Improving U.S. economic data, encouraging comments from European leaders about the future of the eurozone, signs that the Chinese economic slowdown was bottoming, and new stimulus efforts by the Federal Reserve and other central banks were also supportive. As the year ended and broad federal tax increases and spending cuts (i.e., the so-called fiscal cliff) were about to take effect, Congress was on the verge of passing legislation to limit the tax increases and delay the spending cuts for two months. The legislation was passed on January 1, 2013.

Your fund returned 7.22% in the second half of 2012 and 15.69% for the entire year. As shown in the Performance Comparison table, the fund surpassed its Lipper peer group index in both reporting periods. The fund performed mostly in line with the MSCI US Small Cap Growth Index in the last six months, but it trailed the benchmark for the year primarily because our energy and consumer discretionary holdings underperformed those represented in the index. However, our stock selection in health care and industrials and business services helped our relative results. Our sector allocations had little impact on the fund’s relative results, which is not unusual.

We are pleased to report that the fund’s long-term record versus its peers remains favorable. Lipper ranked the Diversified Small-Cap Growth Fund in the top 10% of the small-cap growth funds universe for the three- and five-year periods ended December 31, 2012, and in the top quartile for the 10-year period ended December 31, 2012. Based on cumulative total return, Lipper ranked the fund 143 of 525, 30 of 469, 21 of 411, and 57 of 270 small-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2012, respectively. (Results may vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

The U.S. economy is growing at a slower rate than after previous recessions, but that has been typical for recoveries following recessions that were accompanied by a financial shock. The good news is that the economy is growing moderately, the housing market is showing signs of a sustained recovery, and about 150,000 jobs are being created every month. Also, U.S. companies are making good profits and are cash rich.

Low U.S. interest rates prevailed throughout 2012 and are likely to persist for some time to come, as the Federal Reserve is continuing its stimulative policies. The Fed has asserted that it is willing to purchase more assets until the labor market outlook shows substantial improvement. Also, rather than commit to a specific time frame for when it will begin raising short-term interest rates, the Fed has set targets for the rate of unemployment and inflation that, when reached, will signal higher rates.

Global markets broadly supported a positive U.S. investment climate. Although a slowdown in fast-growing emerging markets economies such as China and India was a negative, central banks around the world have taken actions to reduce or suppress interest rates and stimulate economic growth. While European economies are growing slowly or are in recession, the European monetary system did not disintegrate last year as feared. In fact, eurozone governments have started working on European centralization of some regulatory bodies, such as one for the banking industry. Additionally, many southern European countries are undertaking deep structural economic reforms. While this is a work in progress, it is a positive European development. European countries are big customers for U.S. firms, and as the European economies recover, U.S. firms should benefit.

Small-cap shares narrowly surpassed their large-cap counterparts in the last 12 months. The Russell 2000 Index returned 16.35% versus 16.00% for the S&P 500 Index. As measured by Russell style indexes, value stocks outpaced growth stocks across all market capitalizations.

Most sectors of the small-cap growth universe, as measured by the MSCI US Small Cap Growth Index, produced excellent returns in 2012. Telecommunication services, materials, and financials were among the top-performing sectors. Consumer discretionary, health care, and industrials and business services were less robust but still outperformed the MSCI index. Information technology and consumer staples stocks lagged with moderate gains. Energy stocks declined.

PORTFOLIO CHARACTERISTICS

While the fund produced solid gains in 2012, we would like to remind our investors that the fund’s time horizon for investing is much longer than our reporting period, so it usually takes some time before our investments bear fruit. We remain committed to our strategy and investment process. We believe these will help us navigate through the years ahead and reward patient investors with long-term capital growth:

  We favor companies that have a high return on capital and use cash flows wisely in a manner that benefits shareholders. We prefer companies that generate substantial free cash flow and tend to avoid those with high earnings and cash flow variability relative to industry peers.

  We seek companies with good earnings quality and sustainable growth characteristics.

  We look for companies with attractive valuations relative to other firms in the same industry and relative to the small-cap growth universe as a whole. We like companies with reasonable valuations relative to their earnings and sales growth rates.

  While stock selection is based on a quantitative model, we do take into consideration the fundamental research done by T. Rowe Price’s equity analysts. Given the unusual economic environment, we are also taking macroeconomic conditions into account.

  The fund’s sector allocations are usually in line with those of the MSCI US Small Cap Growth Index, as shown in the Sector Diversification table on page 7, but the portfolio may occasionally have small overweights or underweights.

Our strategy is to try to outperform our benchmark by owning a large number of good stocks instead of making large investments in a small number of stocks. The portfolio currently holds slightly more than 300 names, and very few of our positions represent 1.0% or more of the fund’s net assets at any given time. This level of diversification should help manage the risk of investing in small-cap growth stocks. Our goal is to provide steady outperformance over time with lower risk than that of the small-cap market. We believe preventing losses in down markets can help relative performance over time.

Cash reserves are a drag on long-term performance in a rising market, so we try to keep our cash position low and deploy cash flows quickly to stay fully invested. Trading is another cost that reduces returns, so we trade electronically and in low-cost venues when possible. The fund tends to have a fairly low annual turnover rate because our time horizon is longer than that of other small-cap growth portfolios.

Our portfolio turnover rate over the last 12 months was 15.4%, which is substantially less than the average of about 98.4% for small-cap growth funds, according to data from Morningstar Direct. (Morningstar only calculates portfolio turnover for its averages at year-end, using the most recent year-end portfolio turnover figures provided to Morningstar by each of the underlying funds in the average. The Morningstar data were quoted as of January 14, 2013.) This means our holding period for a typical stock is more than six years, whereas our average competitor holds a given stock for roughly one year.

PORTFOLIO REVIEW

Stocks in the health care sector were our largest contributors to absolute performance in 2012. Biotechnology far outpaced other health care industries, and our position in Regeneron Pharmaceuticals was the fund’s top contributor for the year. Shares were propelled by the success of its new macular degeneration drug Eylea. Equipment and supply companies advanced moderately, though Sirona Dental Systems and Cooper Companies were standout performers. Health care providers and service companies were lifted by good fundamentals and by industry consolidation. Top performers for the year included Catalyst Health Solutions, which merged with Catamaran, and Amerigroup, which was acquired by WellPoint in the second half of 2012. To help maintain our desired weighting in the industry, we initiated an investment in Wellcare Health Plans in the last six months. Given the bright industry outlook, along with Wellcare’s solid geographic positioning, we believe the company has compelling long-term prospects. Our positions in life sciences-related companies did well, especially Illumina and Mettler-Toledo International, a maker of laboratory measuring instruments. Pharmaceuticals were flat for the year and disappointing in the last six months. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Industrials and business services stocks produced excellent returns in 2012. Machinery stocks exhibited broad strength, led by Nordson and Valmont Industries. Nordson, an Ohio-based maker of industrial equipment, has benefited from the weak U.S. dollar, which has boosted exports. Valmont is benefiting from the upgrade in North America’s utility transmission grid and has favorable prospects for its irrigation business. Shares of road and rail companies benefited from increased industrial activity and reduced energy and fuel costs. RailAmerica was one of our top contributors to performance for the full year, as the company was acquired by Genesee & Wyoming in the second half. Our aerospace and defense companies were mostly lackluster, but Transdigm Group produced outstanding performance. The company, which designs and makes highly engineered aircraft components, reported better-than-expected earnings for most of the year. Our commercial services and supply companies lagged, particularly because of poor performance of Clean Harbors. We remain optimistic about the company’s long-term prospects, particularly as the economy improves. Clean Harbors has a dominant position in the specialty waste market and controls about 80% of outsourced incineration capacity in North America.

Information technology was our largest sector allocation at year-end. Although our holdings lagged the performance of the MSCI index, they made a substantial contribution to fund performance in absolute terms. Software stocks contributed the most for the year, led by storage software company Commvault Systems. Its rapid appreciation was driven by growth in corporate data and its success in taking market share from competitors due to its innovative products. IT services were generally less robust, but Maximus and Gartner produced outstanding returns. Our holdings in most remaining tech industries—including semiconductors, Internet software, and communications equipment—were generally lackluster, but 3-D Systems produced exceptional returns. The company has a remarkable three-dimensional printing technology and great business fundamentals.

Our consumer discretionary investments generally produced good absolute returns but lagged their peers in the index, which hurt the fund’s relative performance. Two of our largest detractors were mattress-maker Tempur-Pedic and footwear-maker Deckers Outdoor, both of which declined on weak sales and earnings. On the plus side, our two leisure equipment companies did quite well. Polaris Industries, the fund’s largest holding at year-end, rose sharply amid strong demand for its snowmobiles and off-road vehicles, while Brunswick appreciated due to stronger demand for recreational boats. Media companies and Internet/catalog retailers advanced, led by the famed entertainment venue Madison Square Garden and HSN (Home Shopping Network), respectively. Hotel and restaurant stocks were mostly lackluster, but bakery-café Panera Bread continued to perform well due to strong sales, a focus on high-quality food, and anticipated growth in catering. Specialty retailers were mixed.

Financial stocks, though a small part of the small-cap growth universe, performed well in percentage terms in 2012, helped by a strengthening housing market. Real estate management companies were some of our best performers in the sector, especially Altisource Portfolio Solutions. Shares appreciated strongly due to improved prospects for new business, as well as the value-unlocking spin-off of two divisions in December—Altisource Asset Management and Altisource Residential. Our real estate investment trusts were less robust, but regional mall owner Taubman Centers fared well. With a few exceptions—such as debt collector Portfolio Recovery Associates, commercial bank Texas Capital Bancshares, and asset manager Affiliated Managers Group—most of our remaining investments in the financials sector were lackluster.

Energy stocks in the small-cap growth universe declined as increased U.S. energy production and weaker global demand weighed on prices of energy commodities. Our stock selection hurt the fund’s performance versus the MSCI index, as mentioned earlier. Oil, gas, and consumable fuels companies fell sharply, especially Clayton Williams Energy and SM Energy. We took advantage of price weakness to add Halcon Resources to the portfolio. Equipment and services companies held up somewhat better but mostly declined, with Superior Energy among our worst performers in the portfolio.

Materials stocks produced excellent returns. Our holdings in the chemicals industry were responsible for most of our gains in the sector, helped in part by lower energy costs. W.R. Grace and NewMarket were two of the fund’s largest absolute contributors for the year. Metals and mining companies produced tepid gains in a weak environment for prices of precious metals. One of our paper and forest products companies—Kapstone Paper & Packaging—did very well, however. The company has a strong balance sheet and cash flow, and it is benefiting from a recent increase in containerboard prices.

OUTLOOK

Despite all the turmoil in Europe, the U.S. elections in November, late-year fiscal cliff negotiations, and slowing emerging markets economies, the U.S. and global equity markets provided solid returns in 2012. As we write this letter, the S&P 500 and Russell 2000 Indexes are at or near their all-time highs.

As companies gain more confidence that the economic recovery is sustainable, we hope that they will increase their capital expenditures. In addition, we hope that low interest rates and fiscal policy clarity will provide an incentive for private equity investors and leveraged buyout firms to make acquisitions.

Fiscal policy clarity was only partially achieved with the legislation that Congress passed on January 1. Congress approved a series of changes in tax rates that could provide additional revenue to the federal government. However, a 2% break in employment taxes was not renewed. This will affect all consumers and might have a material impact on consumption. In the near term, the markets are likely to focus on a divided Congress’s efforts to raise the federal government’s legal borrowing limit (i.e., the statutory “debt ceiling”) and agree on government spending cuts, which were delayed for two months as part of the fiscal cliff deal.

While we take macroeconomic events into account in the course of monitoring portfolio risks, our strategy of having neutral sector weights versus our benchmark helps us avoid risks due to large moves in any one sector. Many of the characteristics we seek when identifying attractive stocks, such as a bias toward high-quality companies that generate good cash flows, have helped the fund’s longer-term relative performance. We will continue favoring high-quality stocks of companies that generate good cash flows and are judicious in deploying capital. We believe that such companies will distinguish themselves over time with superior performance relative to lower-quality businesses.

We are grateful for the confidence that our long-term shareholders have in our investment management abilities.

Respectfully submitted,

Sudhir Nanda
Chairman of the fund’s Investment Advisory Committee

January 30, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock mutual funds, the fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of smaller companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Earnings growth rate – current fiscal year: Measures the annualized percent change in earnings per share from the prior fiscal year to the current fiscal year.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

MSCI US Small Cap Growth Index: Tracks the performance of domestic small-cap growth stocks as defined by MSCI.

Price-to-earnings (P/E) ratio – 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Projected earnings growth rate (IBES): A company’s expected earnings per share growth rate for a given time period based on the forecast from the Institutional Brokers’ Estimate System, which is commonly referred to as IBES.

Return on equity (ROE) – current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/12
Polaris Industries	1.0%
Maximus	1.0
Regeneron Pharmaceuticals	1.0
Clean Harbors	0.9
HSN	0.9
Ultimate Software Group	0.9
Gartner	0.9
Commvault Systems	0.9
Sally Beauty Supply	0.8
Nordson	0.8
Boston Beer	0.8
W. R. Grace	0.8
3-D Systems	0.8
Middleby	0.8
Wabtec	0.8
Madison Square Garden	0.7
Valmont Industries	0.7
Sirona Dental Systems	0.7
Kirby	0.7
Acuity Brands	0.7
Transdigm Group	0.7
Old Dominion Freight Line	0.7
NewMarket	0.7
Altisource Portfolio Solutions	0.7
TW Telecom	0.7
Total	20.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/12

Best Contributors		Worst Contributors	
Regeneron Pharmaceuticals	7¢	TIBCO Software	-5¢
Commvault Systems	5	Questcor Pharmaceuticals	-5
3-D Systems	5	Incyte	-4
HSN	4	HMS Holdings	-3
Sirona Dental Systems	4	Informatica	-3
W. R. Grace	4	Herbalife	-3
Cymer	4	Contango Oil & Gas	-3
United Rentals	4	Catalyst Health Solutions**	-3
Maximus	3	MICROS Systems	-3
PVH	3	Cardtronics	-2
Total	43¢	Total	-34¢

12 Months Ended 12/31/12

Best Contributors		Worst Contributors	
Regeneron Pharmaceuticals	16¢	Clayton Williams Energy	-4¢
3-D Systems	9	Questcor Pharmaceuticals*	-4
Commvault Systems	7	Deckers Outdoor	-4
Polaris Industries	6	HMS Holdings	-4
Maximus	6	Herbalife	-4
Transdigm Group	6	TIBCO Software	-3
HSN	6	Contango Oil & Gas	-3
W. R. Grace	5	Tempur-Pedic	-3
United Rentals	5	ebix.com	-3
Cymer	5	WebMD Health	-3
Total	71¢	Total	-35¢

*Position added.
**Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights

For a share outstanding throughout each period

	Year Ended 12/31/12	12/31/11	12/31/10	12/31/09	12/31/08
NET ASSET VALUE					
Beginning of period	$ 15.45	$ 15.82	$ 11.85	$ 8.59	$ 14.25
Investment activities					
Net investment income (loss)[(1)]	0.04	(0.13)	(0.10)	(0.07)[(2)]	(0.10)[(2)]
Net realized and unrealized gain (loss)	2.38	0.35	4.07	3.33	(5.10)
Total from investment activities	2.42	0.22	3.97	3.26	(5.20)
Distributions					
Net investment income	(0.03)	–	–	–	–
Net realized gain	(0.40)	(0.59)	–	–	(0.46)
Total distributions	(0.43)	(0.59)	–	–	(0.46)
NET ASSET VALUE					
End of period	**$ 17.44**	**$ 15.45**	**$ 15.82**	**$ 11.85**	**$ 8.59**

Ratios/Supplemental Data

Total return[(3)]	15.69%	1.54%	33.50%	37.98%[(2)]	(36.28)%[(2)]
Ratio of total expenses to average net assets	0.91%	1.11%	1.25%	1.25%[(2)]	1.25%[(2)]
Ratio of net investment income (loss) to average net assets	0.22%	(0.78)%	(0.74)%	(0.68)%[(2)]	(0.84)%[(2)]
Portfolio turnover rate	15.4%	16.9%	18.5%	27.7%	30.2%
Net assets, end of period (in thousands)	$ 395,615	$ 188,947	$ 134,178	$ 78,603	$ 56,123

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 4/30/14.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡	Shares	Value
(Cost and value in $000s)		
COMMON STOCKS 99.4%		
CONSUMER DISCRETIONARY 16.7%		
Auto Components 0.8%		
Dana Holding	61,400	958
Gentex	16,728	315
Tenneco (1)	39,700	1,394
TRW (1)	11,300	606
		3,273
Distributors 0.8%		
LKQ Corporation (1)	50,800	1,072
Pool	49,300	2,086
		3,158
Diversified Consumer Services 1.0%		
American Public Education (1)(2)	46,500	1,679
Sotheby's	23,571	793
Steiner Leisure (1)	13,700	660
Weight Watchers (2)	13,241	693
		3,825
Hotels, Restaurants & Leisure 2.2%		
CEC Entertainment	10,300	342
Choice Hotels International (2)	24,100	810
Denny's (1)	221,919	1,083
Panera Bread, Class A (1)	15,600	2,478
Red Robin Gourmet Burgers (1)	20,800	734
Six Flags Entertainment	34,900	2,136
The Cheesecake Factory	29,100	952
		8,535
Household Durables 0.7%		
iRobot (1)(2)	44,900	841
NACCO Industries	5,700	346

Tempur-Pedic (1)	50,900	1,603
		2,790
Internet & Catalog Retail 1.5%		
HSN	65,900	3,630
Liberty Ventures, Class A (1)	17,600	1,192
Shutterfly (1)	32,900	983
		5,805
Leisure Equipment & Products 1.5%		
Brunswick	64,000	1,862
Polaris Industries	47,000	3,955
		5,817
Media 1.4%		
Digital Generation (1)(2)	45,000	489
John Wiley & Sons	14,900	580
Liberty Media (1)	8,850	1,027
Madison Square Garden (1)	65,500	2,905
Sirius XM Radio (2)	260,700	753
		5,754
Multiline Retail 0.2%		
Big Lots (1)	34,600	985
		985
Specialty Retail 4.6%		
Aaron's	62,459	1,766
Aeropostale (1)	51,350	668
Ascena Retail Group (1)	121,500	2,247
DSW, Class A	25,000	1,642
Guess	19,700	483
Hibbett Sports (1)	28,700	1,512
Jos. A. Bank Clothiers (1)	16,100	686
Monro Muffler Brake (2)	76,030	2,659

Sally Beauty Supply (1)	140,000	3,300
The Children's Place (1)	18,600	824
TSC	25,700	2,271
		18,058
Textiles, Apparel & Luxury Goods 2.0%		
Deckers Outdoor (1)(2)	21,300	858
Fossil (1)	15,075	1,403
Iconix Brand Group (1)	50,700	1,132
PVH	21,300	2,364
True Religion Apparel	25,400	646
Warnaco Group (1)	20,500	1,467
		7,870
Total Consumer Discretionary		65,870
CONSUMER STAPLES 3.5%		
Beverages 0.8%		
Boston Beer, Class A (1)(2)	23,900	3,213
		3,213
Food & Staples Retailing 0.4%		
Susser Holdings (1)	50,100	1,728
		1,728
Food Products 1.1%		
J & J Snack Foods	29,981	1,917
Treehouse Foods (1)	49,400	2,575
		4,492
Household Products 0.2%		
Church & Dwight	11,900	638
		638

Personal Products 1.0%		
Herbalife (2)	32,300	1,064
Nu Skin Enterprises, Class A	38,600	1,430
Prestige Brands (1)	62,800	1,258
		3,752
Total Consumer Staples		13,823
ENERGY 6.3%		
Energy Equipment & Services 3.1%		
Atwood Oceanics (1)	35,200	1,612
Core Laboratories	16,300	1,782
Dawson Geophysical (1)	6,700	177
Dril-Quip (1)	19,400	1,417
Gulf Island Fabrication	17,900	430
ION Geophysical (1)	57,600	375
Lufkin	16,300	948
Oceaneering International	28,300	1,522
Oil States International (1)	32,500	2,325
Superior Energy (1)	37,984	787
Tesco (1)	36,800	419
Unit (1)	13,100	590
		12,384
Oil, Gas & Consumable Fuels 3.2%		
Bill Barrett (1)	33,700	599
Clayton Williams Energy (1)(2)	25,000	1,000
Contango Oil & Gas	40,200	1,703
Energy XXI Bermuda	30,400	979
Gran Tierra Energy (1)	148,000	815
Halcon Resources (1)	74,500	515
Northern Oil & Gas (1)	58,000	976
Oasis Petroleum (1)	42,000	1,336
Rosetta Resources (1)	36,200	1,642

SemGroup (1)	30,500	1,192
SM Energy	36,000	1,879
		12,636
Total Energy		25,020
FINANCIALS 7.1%		
Capital Markets 0.9%		
Affiliated Managers Group (1)	14,400	1,874
Altisource Asset Management (1)(2)	3,080	252
Cohen & Steers (2)	5,500	168
E*TRADE Financial (1)	95,627	856
Stifel Financial (1)	8,099	259
		3,409
Commercial Banks 1.3%		
Signature Bank (1)	29,500	2,105
SVB Financial Group (1)	24,500	1,371
Texas Capital Bancshares (1)	41,600	1,864
		5,340
Consumer Finance 1.4%		
Cardtronics (1)	69,100	1,641
Portfolio Recovery Associates (1)	21,700	2,319
World Acceptance (1)(2)	22,000	1,640
		5,600
Diversified Financial Services 0.4%		
MSCI, Class A (1)	18,648	578
Newstar Financial (1)	64,800	908
		1,486
Insurance 0.3%		
AmTrust Financial Services (2)	38,740	1,111

StanCorp Financial Group	1,800	66
		1,177
Real Estate Investment Trusts (REITs) 1.0%		
DuPont Fabros Technology, REIT	31,300	756
Sabra Health Care REIT, REIT	19,366	421
Strategic Hotels & Resorts, REIT (1)	90,600	580
Taubman Centers, REIT	26,900	2,117
		3,874
Real Estate Management & Development 1.5%		
Altisource Portfolio Solutions (1)	30,800	2,669
Altisource Residential, Class B (1)	10,266	163
Forest City Enterprises, Class A (1)	96,800	1,563
Jones Lang LaSalle	13,100	1,100
Kennedy-Wilson Holdings	34,200	478
		5,973
Thrifts & Mortgage Finance 0.3%		
MGIC Investment (1)(2)	33,600	89
Ocwen Financial (1)	31,800	1,100
Radian (2)	27,300	167
		1,356
Total Financials		28,215
HEALTH CARE 19.6%		
Biotechnology 7.8%		
Acorda Therapeutics (1)	23,300	579
Affymax (1)	32,900	625
Alkermes (1)	82,200	1,522
Alnylam Pharmaceuticals (1)(2)	25,800	471
AMAG Pharmaceuticals (1)	20,300	299
Ariad Pharmaceuticals (1)	86,900	1,667
ArQule (1)	54,100	151

BioMarin Pharmaceutical (1)	50,400	2,482
Cepheid (1)	48,430	1,637
Cubist Pharmaceuticals (1)	56,300	2,368
Dendreon (1)(2)	21,700	115
Exelixis (1)(2)	147,800	675
Halozyme Therapeutics (1)	57,100	383
Idenix Pharmaceuticals (1)(2)	74,600	362
Incyte (1)(2)	144,388	2,398
InterMune (1)(2)	33,800	328
Lexicon Pharmaceuticals (1)	54,800	122
Medivation (1)	40,900	2,092
Momenta Pharmaceuticals (1)	18,400	217
NPS Pharmaceuticals (1)	40,300	367
ONYX Pharmaceuticals (1)	34,100	2,576
Pharmacyclics (1)	33,500	1,940
Regeneron Pharmaceuticals (1)	22,700	3,883
Rigel Pharmaceuticals (1)	39,200	255
Seattle Genetics (1)(2)	43,900	1,018
Theravance (1)(2)	39,400	877
United Therapeutics (1)	30,500	1,629
		31,038
Health Care Equipment & Supplies 3.8%		
ArthroCare (1)	35,900	1,242
Cooper Companies	23,300	2,155
Edwards Lifesciences (1)	4,900	442
HeartWare International (1)(2)	10,100	848
ICU Medical (1)	13,600	829
IDEXX Laboratories (1)	21,600	2,005
Integra LifeSciences (1)	12,300	479
Masimo	27,100	569
Meridian Bioscience	17,850	361
Orthofix International (1)	30,568	1,202
Sirona Dental Systems (1)	44,100	2,843

Thoratec (1)	33,500	1,257
Volcano (1)	39,700	937
		15,169
Health Care Providers & Services 4.2%		
Air Methods	34,800	1,284
Bio-Reference Labs (1)(2)	30,700	881
Catamaran (1)	35,888	1,691
Centene (1)	37,800	1,550
Chemed	14,400	988
CorVel (1)	18,183	815
HealthSouth (1)	47,000	992
HMS Holdings (1)	75,700	1,962
MEDNAX (1)	23,800	1,892
MWI Veterinary Supply (1)	15,100	1,661
PharMerica (1)	5,100	73
Team Health Holdings (1)	48,700	1,401
Wellcare Health Plans (1)	28,100	1,368
		16,558
Life Sciences Tools & Services 1.2%		
Bio-Rad Laboratories, Class A (1)	10,400	1,093
Bruker (1)	63,200	965
Illumina (1)(2)	11,300	628
Mettler-Toledo International (1)	5,300	1,025
Parexel International (1)	37,900	1,121
		4,832
Pharmaceuticals 2.6%		
Akorn (1)	69,300	926
Auxilium Pharmaceuticals (1)	30,400	563
AVANIR Pharmaceuticals (1)(2)	144,500	380
Cadence Pharmaceuticals (1)(2)	37,100	178
Jazz Pharmaceuticals (1)	32,600	1,734
MAP Pharmaceuticals (1)(2)	22,800	358

Medicines Company (1)	71,500	1,714
Nektar Therapeutics (1)(2)	46,500	344
Questcor Pharmaceuticals (2)	38,200	1,021
Salix Pharmaceuticals (1)	30,600	1,239
ViroPharma (1)	60,800	1,384
XenoPort (1)	36,100	280
		10,121
Total Health Care		77,718

INDUSTRIALS & BUSINESS SERVICES 18.1%

Aerospace & Defense 2.7%

Esterline Technologies (1)	24,500	1,558
GenCorp (1)	62,400	571
HEICO, Class A	47,841	1,530
Hexcel (1)	21,200	572
Teledyne Technologies (1)	28,100	1,828
Transdigm Group	19,800	2,700
Triumph Group	30,200	1,972
		10,731

Air Freight & Logistics 0.3%

Hub Group, Class A (1)	16,300	548
UTi Worldwide	59,200	793
		1,341

Airlines 0.1%

Allegiant Travel	5,800	426
		426

Commercial Services & Supplies 2.4%

Acco Brands (1)	15,300	112
Brinks Company	7,800	222
Cenveo (1)(2)	39,600	107
Clean Harbors (1)	67,900	3,735

Rollins	55,850	1,231
Team (1)	31,100	1,183
US Ecology	21,500	506
Waste Connections	71,075	2,402
		9,498
Electrical Equipment 1.0%		
Acuity Brands	41,700	2,824
II-VI (1)	55,200	1,009
		3,833
Machinery 7.1%		
Actuant, Class A	58,900	1,644
Chart Industries (1)	16,200	1,080
Gardner Denver	25,400	1,740
Graco	34,900	1,797
Hyster-Yale Materials Handling	12,300	600
IDEX	35,300	1,643
John Bean Technologies	15,100	268
Lincoln Electric Holdings	52,400	2,551
Meritor (1)	45,400	215
Middleby (1)	24,300	3,115
Nordson	51,200	3,232
Sun Hydraulics	14,500	378
Toro	61,500	2,643
Valmont Industries	21,200	2,895
Wabtec	35,500	3,108
Woodward	31,000	1,182
		28,091
Marine 0.7%		
Kirby (1)	45,900	2,841
		2,841

Professional Services 1.3%		
Advisory Board (1)	49,500	2,316
Exponent (1)	20,704	1,156
Huron Consulting Group (1)	39,638	1,336
RPX (1)	36,200	327
		5,135
Road & Rail 1.4%		
AMERCO	2,300	292
Avis Budget Group (1)	46,900	930
Landstar System	28,600	1,500
Old Dominion Freight Line (1)	78,100	2,677
		5,399
Trading Companies & Distributors 1.1%		
Beacon Roofing Supply (1)	53,000	1,764
United Rentals (1)	55,998	2,549
		4,313
Total Industrials & Business Services		71,608
INFORMATION TECHNOLOGY 22.2%		
Communications Equipment 2.2%		
Acme Packet (1)	48,700	1,077
ADTRAN (2)	68,400	1,337
Aruba Networks (1)(2)	89,900	1,865
JDS Uniphase (1)	112,700	1,526
Plantronics	44,400	1,637
Polycom (1)	60,784	636
Riverbed Technology (1)	37,583	741
		8,819
Computers & Peripherals 1.2%		
3-D Systems (1)(2)	58,600	3,126

Stratasys (1)	7,600	609
Synaptics (1)(2)	41,300	1,238
		4,973
Electronic Equipment, Instruments & Components 1.3%		
Anixter International	35,200	2,252
Coherent	22,100	1,119
Itron (1)	14,900	664
Power-One (1)(2)	60,900	250
Rofin-Sinar Technology (1)	10,200	221
Trimble Navigation (1)	10,200	610
		5,116
Internet Software & Services 1.6%		
Cornerstone OnDemand (1)	27,600	815
j2 Global	31,800	973
Mercadolibre (2)	21,500	1,689
Perficient (1)	40,000	471
RealNetworks (1)	14,299	108
Sina (1)	2,100	106
Sohu.com (1)	12,000	568
ValueClick (1)	56,100	1,089
WebMD Health (1)(2)	24,212	347
		6,166
IT Services 4.0%		
CACI International, Class A (1)	400	22
Gartner (1)	78,600	3,617
Genpact	30,412	471
Global Payments	7,400	335
Heartland Payment Systems	72,255	2,132
Jack Henry & Associates	27,600	1,084
Maximus	62,200	3,932
TeleTech Holdings (1)	23,000	409
Unisys (1)	32,940	570

VeriFone Systems (1)	23,900	709
WEX (1)	32,500	2,450
		15,731
Semiconductor & Semiconductor Equipment 3.5%		
Advanced Energy Industries (1)	7,300	101
Amkor Technology (1)(2)	94,700	402
Atmel (1)	64,000	419
Cabot Microelectronics	15,700	558
Cavium (1)(2)	59,700	1,863
Cymer (1)	19,900	1,800
Cypress Semiconductor	92,300	1,001
Diodes (1)	53,100	921
Hittite Microwave (1)	32,200	2,000
Micrel	47,200	448
Microsemi (1)	62,400	1,313
PMC-Sierra (1)	53,900	281
Semtech (1)	31,600	915
Silicon Laboratories (1)	16,300	681
TriQuint Semiconductor (1)	81,200	393
Veeco (1)(2)	23,600	697
		13,793
Software 8.4%		
Actuate (1)	47,900	268
Advent Software (1)	31,700	678
Ansys (1)	13,743	925
Commvault Systems (1)	50,800	3,541
Computer Modelling (CAD)	24,600	527
Concur Technologies (1)(2)	32,700	2,208
ebix.com (2)	59,500	956
FactSet Research Systems (2)	15,900	1,400
Fortinet (1)	85,500	1,802
Informatica (1)	65,200	1,977

MICROS Systems (1)	51,200	2,173
Monotype Imaging Holdings	34,115	545
NetScout Systems (1)	63,800	1,658
Parametric Technology (1)	71,400	1,607
Progress Software (1)	22,850	480
RealD (1)(2)	16,200	182
Rovi (1)	29,100	449
SolarWinds (1)	32,900	1,726
Solera Holdings	12,200	652
Sourcefire (1)	43,900	2,073
TIBCO Software (1)	112,300	2,472
Tyler Technologies (1)	25,100	1,216
Ultimate Software Group (1)	38,400	3,625
		33,140
Total Information Technology		87,738
MATERIALS 4.8%		
Chemicals 2.7%		
Koppers	14,700	561
NewMarket	10,200	2,675
Rockwood Holdings	53,000	2,621
Stepan	33,638	1,868
W. R. Grace (1)	46,900	3,153
		10,878
Containers & Packaging 0.3%		
Rock Tenn, Class A	17,000	1,189
		1,189
Metals & Mining 1.3%		
Allied Nevada Gold (1)	38,200	1,151
Carpenter Technology	8,000	413
Compass Minerals	16,900	1,263

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 12/31/12	12/31/11
Increase (Decrease) in Net Assets		
Operations		
Net investment income (loss)	$ 574	$ (1,447)
Net realized gain	7,800	6,343
Change in net unrealized gain (loss)	23,616	(7,957)
Increase (decrease) in net assets from operations	31,990	(3,061)
Distributions to shareholders		
Net investment income	(672)	–
Net realized gain	(8,792)	(6,960)
Decrease in net assets from distributions	(9,464)	(6,960)
Capital share transactions*		
Shares sold	253,561	115,318
Distributions reinvested	6,310	6,698
Shares redeemed	(75,767)	(57,307)
Redemption fees received	38	81
Increase in net assets from capital share transactions	184,142	64,790
Net Assets		
Increase during period	206,668	54,769
Beginning of period	188,947	134,178
End of period	**$ 395,615**	**$ 188,947**
Undistributed net investment income	–	–
*Share information		
Shares sold	14,516	6,877
Distributions reinvested	370	451
Shares redeemed	(4,439)	(3,576)
Increase in shares outstanding	10,447	3,752

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 30, 1997. The fund seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $1,000 for the year ended December 31, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 1% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2012:

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2012, the fund held no derivative instruments.

Additionally, during the year ended December 31, 2012, the fund recognized $201,000 of gain on equity derivatives, included in realized gain (loss) on Futures on the accompanying Statement of Operations.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; and/or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Upon entering into a futures contract, the fund is required to deposit collateral with the broker in the form of cash or securities in an amount equal to a certain percentage of the contract value (margin requirement); the margin requirement must then be maintained at the established level over the life of the contract. Subsequent payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset, and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2012, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2012, the value of loaned securities was $26,477,000, and the value of cash collateral investments was $26,519,000.

Counterparty Risk and Collateral Counterparty risk related to exchange-traded futures and options contracts is minimal because the exchange’s clearing-house provides protection against counterparty defaults. Generally, for exchange-traded derivatives such as futures and options, each broker, in its sole discretion, may change margin requirements applicable to the fund. Cash posted by the fund to meet margin requirements is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of December 31, 2012, no margin had been posted by the fund to the broker for exchange-traded derivatives.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $213,515,000 and $39,649,000, respectively, for the year ended December 31, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications between income and gain relate primarily to per-share rounding of distributions. For the year ended December 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2012 and December 31, 2011, were characterized for tax purposes as follows:

At December 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2012, expenses incurred pursuant to these service agreements were $101,000 for Price Associates; $248,000 for T. Rowe Price Services, Inc.; and $19,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Diversified Small-Cap Growth Fund, Inc. (the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2013

Tax Information (Unaudited) for the Tax Year Ended 12/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $1,211,000 from short-term capital gains,

  $7,679,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $1,974,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $1,974,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D.,	President and Trustee, Salk Institute for Biological Studies (2009 to
Ph.D.	present); Director, Novartis, Inc. (2009 to present); Director, IBM
(1944)	(2007 to present); President and Trustee, Johns Hopkins University
2009	(1996 to 2009); Chairman of Executive Committee and Trustee,
[142]	Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director
[142]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1997
[142]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group
[142]	(2004 to present); Director, Norfolk Southern (2008 to present);
Director, Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[142]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[142]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present); Managing Director, The Goldman Sachs Group,
2009	Inc. (1984 to 2008)
[142]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[142]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

John H. Laporte, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and
(1945)	T. Rowe Price Trust Company
1997
[16]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Diversified
Small-Cap Growth Fund	Principal Occupation(s)

Anna M. Dopkin, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price International, and
T. Rowe Price Trust Company

Donald J. Easley, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Prashant G. Jeyaganesh (1983)	Vice President, T. Rowe Price
Vice President

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Sudhir Nanda, Ph.D., CFA (1959)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Curt J. Organt, CFA (1968)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,802,000 and $1,764,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Diversified Small-Cap Growth Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 15, 2013